Exhibit 32.1

INFORMATIONAL ADDENDUM TO REPORT ON FORM 10-Q PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 NOT FILED PURSUANT TO
THE SECURITIES EXCHANGE ACT OF 1934

     Solely for the purpose of Section 906 of the Sarbanes-Oxley Act of 2002, and solely to the extent this certification may be applicable to this Report on Form 10-Q, the undersigned hereby certify that this report on Form 10-Q of American Building Control, Inc. fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained herein this report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of American Building Control, Inc.

Dated: November 15, 2004

/s/ J. Collier Sparks

J. Collier Sparks
President and Chief Executive Officer

/s/ Jon D. Greenwood

Jon D. Greenwood
Senior Vice-President, Treasurer and Chief Financial Officer